_________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): February 23, 2000





                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                             333-91561            41-1955181
___________________________            ___________          ____________
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
  of Incorporation)                     File Number)         Identification No.)



       8400 Normandale Lake Boulevard, Suite 600, Minneapolis, MN 55437
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code (612) 832-7000

         (Former name or former address, if changed since last report)

                        Exhibit Index located on Page 4
_________________________________________________________________



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


Item 5.    Other Events.

Filing of Certain Materials
___________________________

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Residential Asset Mortgage Products, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its GMACM Home Equity Loan Trust 2000-HE1, GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE1 (the "Notes").

Incorporation of Certain Documents by Reference
_______________________________________________

     The consolidated financial statements of MBIA Insurance Corporation, a wholly owned subsidiary of MBIA Inc. and its subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the three years in the period ended December 31, 1998, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 1998 and the consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of September 30, 1999, and for the periods ended September 30, 1999 and September 30, 1998 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended September 30, 1999 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for GMACM Home Equity Loan Trust 2000-HE1, GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE1, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in the Prospectus relating to the issuance of the Notes. The consent of PWC is attached hereto as
Exhibit 23.1


____________________________

     * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated February 22 and the prospectus supplement dated February 25, 2000 (collectively, the "Prospectus"), of
Residential Asset Mortgage Products, Inc., relating to its GMACM Home Equity Loan Trust 2000-HE1, GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         _________________________

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      23.1 Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RESIDENTIAL ASSET MORTGAGE
                               PRODUCTS, INC.



                               By:   /s/ Patricia C. Taylor
                                     ______________________
                                       Patricia C. Taylor
                                       Vice President


Dated:  February 29, 2000

                                 Exhibit Index


Exhibit                                                        Page
_______                                                        ____

23.1       Consent of PWC                                        5